Exhibit 99.1

SomaLogic Announces Chief Financial Officer Transition

Appoints Eliot M. Lurier, CPA, as Interim Chief Financial Officer

Reaffirms 2023 Financial Guidance

BOULDER, Colo., June 6, 2023 (GLOBE NEWSWIRE) -- SomaLogic, Inc. (Nasdaq: SLGC), a leader in proteomics technology, today announced a Chief Financial Officer transition. Eliot M. Lurier, CPA, is joining the company as Interim CFO while the Company conducts a search for a permanent CFO. Shaun Blakeman has left the company, effective June 5, 2023.

Mr. Lurier has over 35 years of experience in financial and leadership positions across the life science industry. He will report directly to the Interim CEO and immediately embed within the finance organization to ensure a seamless transition until a permanent CFO is identified.

“The Board and I are pleased to welcome Eliot, a seasoned finance executive with over 35 years of experience in the life sciences industry, as we execute our permanent CFO search. We remain committed to accelerating our impact in the growing field of proteomics as we embark on our next phase of commercial growth while maintaining fiscal discipline,” said Adam Taich, Interim Chief Executive Officer of SomaLogic.

Adam continued, “I’d like to thank Shaun for his dedicated service in guiding SomaLogic’s evolution. We wish him well in his next endeavor.”

2023 Financial Guidance

SomaLogic is reaffirming revenue expectations for the full year 2023 to range from $80 to $84 million.

About SomaLogic

SomaLogic (Nasdaq: SLGC) seeks to deliver precise, meaningful, and actionable health-management information that empowers individuals worldwide to continuously optimize their personal health and wellness throughout their lives. This essential information, to be provided through a global network of partners and users, is derived from SomaLogic’s personalized measurement of important changes in an individual’s proteins over time. For more information, visit www.somalogic.com and follow @somalogic on Twitter.

The SomaScan Platform is for Research Use Only (RUO) and has not been cleared or approved by the U.S. Food and Drug Administration for diagnostic or patient management purposes.

Non-GAAP Financial Measures

We present non-GAAP financial measures in order to assist readers of our condensed consolidated financial statements in understanding the core operating results used by management to evaluate and run the business, as well as, for financial planning purposes. Our non-GAAP financial measure, Adjusted EBITDA, provides an additional tool for investors to use in comparing our financial performance over multiple periods.

Adjusted EBITDA is a key performance measure that our management uses to assess its operating performance. Adjusted EBITDA facilitates internal comparisons of our operating performance on a more consistent basis, and we use this measure for business planning, forecasting, and decision-making. We believe that Adjusted EBITDA enhances an investor’s understanding of our financial performance as it is useful in assessing our operating performance from period-to-period by excluding certain items that we believe are not representative of our core business.

Our Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate this measure in the same manner. Adjusted EBITDA is not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. When evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures prepared in accordance with GAAP, including net loss.

Forward Looking Statements Disclaimer

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements, other than statements of historical fact included in this press release, regarding our strategy, future operations, financial position, estimated revenues, projections, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “forecast,” “guidance,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “continue,” “will likely result,” “possible,” “potential,” “predict,” “pursue,” “target” and similar expressions, although not all forward-looking statements contain such identifying words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including factors which are beyond SomaLogic’s control. You should carefully consider these risks and uncertainties, including, but not limited to, those factors described under Part I, Item 1A – “Risk Factors” in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SomaLogic assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SomaLogic Contact

Emilia Costales

720-798-5054

ecostales@somalogic.com

Investor Contact

Marissa Bych

Gilmartin Group LLC

investors@somalogic.com